Employee Benefit and Related Expenses	12 Months Ended
Dec. 31, 2021
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Employee Benefit and Related Expenses
6	EMPLOYEE BENEFIT AND RELATED EXPENSES

	2021	2020	2019
	Million	Million	Million
Salaries, wages, labor service expenses and other benefits	102,943	95,254	86,610
Retirement costs: contributions to defined contribution retirement plans	15,324	10,943	15,908
Share-based compensation expenses	413	232	—

	118,680	106,429	102,518

Since 2020, the Group has implemented the transfer of the socialized management of existing retirees to external organizations in accordance with the governmental requirement. The Group is also obliged to pay for certain of such retirees’ post-retirement benefits (mainly including supplementary medical benefits, etc.) in the future with the principle that the level of such benefits would not be decreased. This benefit plan is accounted for as a long-term defined benefits obligation and does not have any plan assets. As at the end of the reporting period, the Group engaged an independent qualified actuary to calculate the Group’s obligation for this benefit plan using the projected unit credit method, and such obligation was recognized as liability. Actuarial assumptions mainly included discount rate and life expectancy. For the year ended December 31, 2021, the discount rate was 3.00% per annum (2020: 3.25%). Life expectancy was determined in accordance with relevant information on the “China Life Insurance Mortality Table (2010-2013) - CL5/CL6”. Reasonable changes in actuarial assumptions would not have a significant impact on the consolidated financial statements of the Group.
The movement of defined benefit plan liabilities for the year is as follows:

	2021	2020
	Million	Million
As of January 1	4,615	—
Defined benefit costs included in profit or loss
- service cost	1,178	4,615
- interest cost	145	—
Defined benefit costs included in other comprehensive income	143	—
Payments during the year	(267)	—

As of December 31	5,814	4,615